UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2014

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 Grant Street, Suite #720
Denver, CO	80203
(Address of Principal Executive Offices)	(Zip Code)

(303) 951-7920

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, 2014, Lilis Energy, Inc. (the “Company”) received a letter from The NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that it was no longer in compliance with Nasdaq Rule 5250(c)(1) (the “Rule”) related to the filing of periodic financial reports with the Securities and Exchange Commission. The issuance of the letter was based upon the Company not filing its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2014 (the “Q3 10-Q”) on or before November 14, 2014 (the “Additional Delinquency”).

Previously, Nasdaq had notified the Company that it was not in compliance with the Rule based upon the Company not filing its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2014 (the “Q2 10-Q”) on or before the extended due date of April 15, 2014. In order to maintain listing, the Company was required to submit a plan of compliance by October 20, 2014 addressing how it intended to regain compliance with the Rule.

The Company submitted a plan of compliance (the “Original Plan”) and, as previously disclosed, on November 10, 2014 the Company received a letter from Nasdaq notifying the Company that Nasdaq had determined to grant an exception to enable the Company to regain compliance with the Rule. The exception granted by Nasdaq requires the Company to file on or before January 2, 2015 (the “Extension Deadline”) all delinquent Exchange Act reports. However, as a result of the Additional Delinquency, the Company must submit an update to the Original Plan by no later than December 4, 2014 specifying how it intends to regain compliance with the Rule.

Additionally, Nasdaq requested that the Company address in its updated plan its efforts to retain a new independent auditor. As previously disclosed, on November 7, 2014 the Company was notified by its independent auditor Hein & Associates LLP (“Hein”) that upon completion of Hein’s review of the Company’s interim condensed consolidated financial information to be included in the Q2 10-Q, Hein would resign as the Company’s independent registered public accounting firm.

The Company plans to submit an update to the Original Plan on or before December 4, 2014. The Company intends to file the Q3 10-Q prior to the Extension Deadline, and plans to appoint a new independent auditor on or shortly after the effective date of Hein’s resignation. The Company believes that these efforts, as well as those efforts addressed in the Original Plan, will bring the Company into compliance with the Rule and all other Nasdaq continued listing rules by or before the Extension Deadline.

On November 25, 2014, the Company issued a press release disclosing the receipt of the Letter, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits..

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Lilis Energy, Inc. dated November 25, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2014	LILIS ENERGY, INC.

	By:	/s/ Eric Ulwelling
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release of Lilis Energy, Inc. dated November 25, 2014.

* Furnished herewith.

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